Exhibit 10.29
FORM OF EXTENSION AGREEMENT

This Interest Amendment Agreement (“Amendment”), made this 9th day of November 2009, by Digital Post Interactive, Inc., a Nevada corporation (“Company”) and the investors and security holders of the Company listed on Appendix A (“Prior Investors”).

WHEREAS, in October 2007, the Company entered into a private placement investment with the Prior Investors in the form of securitized convertible notes (“Notes”) with warrant coverage;

WHEREAS, the Notes have maturity dates two years from the date of issue and are now past due and the Company desires for the Prior Investors to agree to extend the maturity one additional year from the original maturity date,

WHEREAS, as consideration for extending the maturity date, the Company offers to lower the conversion price of the Notes from $.123 per share to $0.08 per share with such conversion being allowed at the option of the Prior Investors at anytime after the execution of this extension agreement,

NOW, THEREFORE, it is hereby declared, understood and agreed as follows:

1.	The maturity date provisions and conversion price, found at the top of the page one of the Notes prior to this Amendment read as follows:

“…….in the form attached hereto as Exhibit A ("Note") with a conversion at any time during the Term by Purchaser into the common stock of the Company (“Common Stock”) at a fixed price of $0.40 per share (“Conversion Price”), and a 24 month maturity (“Term”).”

2.	The Prior Investors agree to amend paragraph such maturity date to now read as follows:

“…….in the form attached hereto as Exhibit A ("Note") with a conversion at any time during the Term by Purchaser into the common stock of the Company (“Common Stock”) at a fixed price of $0.08 per share (“Conversion Price”), and a 36 month maturity (“Term”).”

3.      This is Amendment only amends the Conversion Price and Term of the Notes and does not amend any of the other terms of the Notes and accordingly such other terms of the Notes remain unchanged, intact and in full force.

Agreed and Accepted:

Michael Sawtell
CEO
DigitalPost Interactive, Inc.

Prior Investor Signatures are found on Appendix A

Prior Investor Signatures are found on Appendix A

APPENDIX A

Signature Page to Extension Agreement

Agreed and Accepted:

Signature
Date: